Exhibit (g)(i)

                             REINSURANCE AGREEMENT

                                  NUMBER 3002

                                    Between

                 The Guardian Insurance & Annuity Company, Inc.
                              Wilmington, Delaware

                                      and

                 The Guardian Life Insurance Company of America
                               New York, New York

                             Reinsurance Agreement
                              Specifications Page

Ceding Company:                  The Guardian Insurance & Annuity Company, Inc.

Reinsurer:                       The Guardian Life Insurance Company of America

Treaty Number:                   3002

Effective Date:                  Issues of 9/l/95 or later

Type of Business:                Variable Life and Associated Waiver of Premium
                                 and Term riders

Reporting:                       Self Administered

Plan of Reinsurance:             Risk Premium Reinsurance (RPR)

Limit Per Life:                  $15,000,000 at most ages. Refer to Exhibit C.

Jumbo Limit:                     $15,000,000 at most ages. Refer to Exhibit C.

Minimum Cession:                 $25,000

Premium Tax:                     Not reimbursed

Recapture:                       After 10 policy years.

In the event of any conflict between this Specifications Page and the terms of the Reinsurance Treaty, the terms and conditions of the Treaty shall govern.

                               Table of Contents

Article              Title                                                  Page
-------              -----                                                  ----

I                    Reinsurance Coverage                                   1
II                   Facultative Submissions                                1
III                  Company Data                                           2
IV                   Liability                                              2
V                    Plan of Insurance                                      2
VI                   Minimum Amounts                                        2
VII                  Premiums and Allowances                                3
VIII                 Payments of Premiums                                   3
IX                   Policy Changes, Reductions
                       Terminations                                         4
X                    Reinstatements                                         5
XI                   Changes in Retention and
                       Recapture                                            5
XII                  Settlement of Claims                                   6
XIII                 Premium Tax Credit                                     7
XIV                  Experience Refund                                      7
XV                   DAC Tax                                                7
XVI                  Oversights                                             8
XVII                 Insolvency                                             8
XVIII                Assignment of Reinsurance                              9
XIX                  Arbitration                                            9
XX                   Inspection of Records                                  10
XXI                  Offset                                                 10
XXII                 Parties to the Agreement                               10
XXIII                Agreement                                              11
XXVI                 Duration of Agreement                                  11
XXIV                 Execution Agreement                                    11

Exhibit              Title
-------              -----

A                    Plans Covered under this Agreement
B                    Retention Schedule
C                    Automatic & Jumbo Limits
D                    Premium Rates
E                    Reporting Requirements

This is an agreement between The Guardian Insurance & Annuity Company, Inc., a corporation organized under the laws of the State of Delaware, hereafter referred to as the "ceding company" and The Guardian Life Insurance Company of America, a corporation organized under the laws of the State of New York, hereafter referred to as The Guardian.

Article I: Reinsurance Coverage

The excess of Individual Life Insurance and Waiver of Premium benefits issued directly by the ceding company on plans listed in Exhibit A shall be reinsured with The Guardian.

The ceding company can automatically bind The Guardian under the following conditions:

1.    The ceding company retains its maximum retention as shown in Exhibit B.

2. The total amount of reinsurance ceded on a life by the ceding company to The Guardian is not in excess of the amounts shown in Exhibit C.

3. The amount of life insurance in force plus the amount currently being applied for on that life in all companies does not exceed the jumbo limit set forth in Exhibit C.

4. The substandard mortality rating does not exceed 500% or its equivalent on an extra premium basis.

5.    The risk has not been submitted to another reinsurer facultatively.

6. The life insurance was issued in accordance with the ceding company's normal underwriting rules and practices.

7. The risk is not a replacement or conversion of a policy reinsured facultatively with another reinsurer, unless such reinsurer has released all such covered risk.

If a risk cannot be ceded automatically under the terms of this agreement the ceding company may submit the risk to The Guardian on a facultative basis.

Article II: Facultative Submissions

When the ceding company submits a risk to The Guardian on a facultative basis, copies of the original application, all medical examinations, microscopical reports, inspection reports and all other information the ceding company may have pertaining to the insurability of the risk shall accompany the application. The Guardian shall notify the ceding company of its decision on the risk as soon as possible.

The Guardian shall have no liability on facultative submissions unless the ceding company has accepted The Guardian's reinsurance offer.

Article III: Company Data

The ceding company agrees to keep The Guardian informed of the identity and terms of its policies, riders, and contracts reinsured under this Agreement by furnishing The Guardian with copies of its application forms, policy forms, supplementary agreements, rate books, plan codes, reserve tables and other materials relevant to the coverage reinsured.

Further, the ceding company agrees to furnish The Guardian with all underwriting manuals or criteria, requirements, and retention schedules affecting reinsurance ceded and to keep The Guardian fully informed of all subsequent changes to said material.

Article IV: Liability

When the ceding company is liable under the conditions of a policy or contract, The Guardian's liability shall follow to the extent of the reinsurance effected. In the case of facultative submissions the ceding company must have accepted The Guardian's offer during the lifetime of the insured.

Reinsurance shall be in force and binding on The Guardian as long as (a) the issuance of insurance by the ceding company constituted the doing of business in a jurisdiction in which the ceding company was properly licensed and (b) the reinsurance premiums continued to be paid in accordance with this agreement.

Article V: Plan of Insurance

The life reinsurance shall be on a risk premium basis for the net amount at risk.

The waiver of premium benefit shall be on a coinsurance basis in accordance with the provisions of the original forms submitted to The Guardian and issued by the ceding company.

The ceding company shall pay The Guardian monthly premiums as described in Exhibit D.

The Guardian shall reimburse the ceding company for its share of death and disability claims.

The ceding company shall take a reserve credit and The Guardian shall hold a mirror reserve for the benefits covered under this agreement.

Article VI: Minimum Amounts

Amounts of reinsurance less than the minimum cession amount on the Specifications Page shall not be ceded or kept in force under this agreement.

Article VII: Premiums and Allowances

The reinsurance base premium rate shall equal the monthly premium rate set forth in Exhibit D.

For technical reasons relating the uncertain status of deficiency reserve requirements by the various state insurance departments, the life reinsurance rate cannot be guaranteed for more than one (1) year.

The Guardian reserves the right to increase the reinsurance premiums hereunder on inforce business. However, in no event shall The Guardian increase the reinsurance premium rates to a level in excess of the rates determined by the 1980 CSO mortality table at the maximum valuation rate. The ceding company has the right to recapture at any time any and all policies whenever The Guardian increases its reinsurance premiums for inforce policies above the original schedule of reinsurance premiums or whenever the reinsurance premium on a particular policy exceeds the actual valuation mortality rate used by the ceding company at any future policy duration.

The reinsurance premium for the Waiver of Premium benefit shall be the proportionate share of the ceding company's disability premium less the following percentages of premium discount: 75% in the first year and 10% in renewal years.

The reinsurance flat extra premium shall be discounted as follows:

(a) On flat extras assessed for more than 5 years the discount shall be 75% in the first year, and 10% in renewal years.

(b) On flat extras assessed for 5 years or less the premium discount shall be 10% in all years.

Article VIII: Payment of Premiums

The reinsurance premiums are payable monthly. The first monthly premium is due within 45 days after the end of the month of issue. The renewal monthly premiums are due and payable within 15 days following the end of each month. The ceding company shall submit monthly reports on new business, first year renewals, regular renewals, changes, terminations and reinstatements. These reports should be in substantial accord with the reporting requirements in Exhibit E.

In the event of non-payment of any reinsurance premiums when due, The Guardian's liability shall continue. However, The Guardian shall have the right to terminate reinsurance coverage for in force business, but only after it has given three months notice in writing of its intention to terminate coverage and only if reinsurance premiums remain unpaid. Such termination cannot be made if an Order of Liquidation of the ceding company is in effect.

Any reinsurance which has terminated for nonpayment of premiums may be reinstated within 60 days of the termination date upon payment of all overdue premiums with interest. Interest will be calculated using the 13 week Treasury bill rate reported in the "Money Rates" section of the Wall Street Journal or a comparable publication. The interest rate will be the rate reported on the last working day of the calendar month prior to the date of reinstatement.

However, The Guardian will have no liability in connection with any claim incurred between the date of termination and the date of reinstatement of reinsurance.

Article IX: Policy Changes, Reductions, Terminations

Whenever a change is made in the status, plan, amount or other material feature of the policy issued by the ceding company, The Guardian shall upon notification of the change, provide appropriately adjusted reinsurance coverage.

Conversions will be covered under the reinsurance treaty between the ceding company and The Guardian which provides reinsurance on the policy form issued.

No reduction in policy rating may be made on facultatively reinsured business without the consent of The Guardian.

If the amount of insurance is reduced or terminated, the amount of reinsurance on the life shall be reduced by a proportionate amount.

The ceding company shall not be required to assume a risk for an amount in excess of its retention. If the above rules covering the cancellation of reinsurance produce this result, the amount of reinsurance cancelled shall be such that the ceding company shall be placed upon the risk for its regular retention limit.

If the amount of insurance is increased, the increase will be considered as new reinsurance under this Agreement with appropriate underwriting evidence provided.

If the original policy lapses and extended term insurance or reduced paid-up insurance is granted under the terms of the policy, The Guardian shall reinsure the adjusted amount of reinsurance and accept appropriately adjusted reinsurance premiums calculated in the same manner as on the original reinsurance. The Guardian shall not provide coverage for extended term insurance on policies issued at substandard ratings greater than 150% of standard or the equivalent in flat extra premium unless The Guardian specifically agrees in advance to do so.

Upon lapse, death or other termination of a cession, The Guardian shall refund any unearned premiums.

Article X: Reinstatements

If a policy which has lapsed for nonpayment of premium is reinstated in accordance with its terms and with ceding company rules, The Guardian shall, upon notification of policy reinstatement, reinstate the pre-existing reinsurance coverage. Upon reinstatement of the reinsurance coverage, the ceding company shall pay the reinsurance premiums in arrears with interest at the same rate as the ceding company receives under its policy.

Article XI: Changes in Retention and Recapture

Whenever the ceding company changes its limits of retention, it shall promptly inform The Guardian and The Guardian shall update Exhibit B to show the new limits. If the ceding company increases its retention limits, it shall have the option of applying the increase in retention limits to existing reinsurance and reducing the reinsurance in force in accordance with the following rules:

1. The ceding company shall give The Guardian written notice of its intention to apply the new limits of retention to existing business.

2. The reduction in reinsurance shall be made on the next anniversary of each policy affected. However, no reduction shall be made until the reinsurance on the policy has been in force for at least 10 years.

3. All eligible policies shall be recaptured unless there is mutual agreement to the contrary expressed in writing.

4. No reduction shall be made in the reinsurance on any life unless the ceding company retained its maximum retention limit for the plan, age and mortality rating at the time the policy was issued. If any reinsurance is recaptured following a retention increase, all reinsurance which is subject to recapture under these provisions must be similarly recaptured. The Guardian is the first excess reinsurer; so, if there is reinsurance in other companies on risks eligible for recapture, the necessary reduction is to be applied to the reinsurance in other companies before recapture of business is ceded to Guardian.

5. In determining the new retention for a particular policy, the age and rating at issue should be used. On conversions the issue date of the original policy should be used.

6. If at the time of recapture the risk is an active claim for Waiver of Premium Disability, the Life risk shall still be considered eligible for recapture. However, the Disability reinsurance shall remain in force until such time as the policy is returned to a premium paying status. The Disability risk shall be recaptured upon such return to premium paying status. However, if within two years of said recapture the Waiver of Premium claim is resumed due to an extension of the initial disablement The Guardian shall be liable for payment of its share of premiums waived by the ceding company subject to collection of Disability premiums on The Guardian's share of the risk for the period in which the policy was in a premium paying status.

7. The ceding company shall not be required to recapture a policy if to do so would put the ceding company over its retention.

In the event the ceding company overlooks any reductions or cancellations of reinsurance which should be made on account of an increase in its retention limits, the acceptance by The Guardian of reinsurance premiums after the effective dates of the reductions or cancellations shall not constitute or determine a liability on the part of The Guardian for such reinsurance, and The Guardian shall be liable only for a credit of the premiums so received, without interest.

Article XII: Settlement of Claims

The ceding company shall promptly notify The Guardian of any claim submitted on a policy reinsured under this agreement.

The Guardian's liability to the ceding company for reinsurance benefits shall follow the ceding company's liability for such benefits under the terms of its policies. However, The Guardian shall pay death claims in one lump sum regardless of the mode of settlement provided in the policy, and The Guardian may pay disability waiver of premium claims in one payment per year regardless of the mode of premium payment specified in the policy.

The Guardian shall abide the issue as it is settled by the ceding company and shall pay the amount of reinsurance in effect when the ceding company settles with the claimant, including any required interest from date of death to date of payment, subject only to the limitations set forth in paragraphs 1 through 3 below:

1. In every case of loss, copies of proofs obtained by the ceding company shall be taken as sufficient. Unless agreed otherwise, all contestable claims will be routinely investigated. Copies of all proofs of loss, underwriting papers and any investigation shall be furnished to The Guardian upon request.

2. The ceding company shall consult with The Guardian before making an admission of liability on any contestable claim on which the ceding company retains less than its full retention.

3. Any claim may be contested or compromised by the ceding company. The Guardian may choose not to participate in contesting a claim, and if it so chooses, it shall pay the full amount of the reinsurance at once. If The Guardian joins the ceding company in a contest or compromise which results in a reduced claim settlement, then the ceding company and The Guardian shall participate in proportion to their respective liabilities before the reduction. If The Guardian has given written consent to participate in defending or investigating a claim or in taking up or rescinding a policy reinsured under this Agreement, any unusual expenses incurred by the ceding company (aside from routine investigations and other incidental claims settlement expenses) shall be shared in the same proportion.

In the event of an increase or decrease in the amount of the ceding company's insurance on any policy reinsured hereunder because of a misstatement of age or sex or other status which is established after the death of the Insured, the ceding company and The Guardian shall share in the change in amount in proportion to their respective net liabilities prior to the increase or decrease. The death benefit shall be recalculated using premiums at the correct age and sex.

The Guardian shall not participate in punitive or exemplary damages assessed against the ceding company.

Article XIII: Premium Tax Credit

The Guardian shall not reimburse the ceding company for premium taxes on reinsurance premiums paid The Guardian.

Article XIV: Experience Refund

The business reinsured under this contract shall not be eligible for an experience refund.

Article XV: DAC Tax

The ceding company and The Guardian hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under
Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for 1995 and for all subsequent taxable years for which this agreement remains in effect.

1. The term "party" will refer to either the ceding company or The Guardian as appropriate.

2. The terms used in this Article are defined by reference to Regulation 1.848-2 in effect December 1992.

3. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this agreement without regard to the general deductions limitation of Section 848(c)(1).

4. Both parties agree to exchange information pertaining to the amount of net consideration under this agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

5. The ceding company will submit a schedule to The Guardian by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement stating that the ceding company report such net consideration in its tax return for the preceding calendar year.

6. The Guardian may contest such calculation by providing an alternative calculation to the ceding company by June 1. If The Guardian does not so notify the ceding company, the ceding company will report the net consideration as determined by the ceding company in the ceding company's tax return for the previous calendar year.

7. If The Guardian contests the ceding company's calculation of the net considerations, the parties will act in good faith to reach an agreement as to the correct amount by July 1. When the ceding company and The Guardian reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

The Guardian and the ceding company represent and warrant that they are subject to U.S. taxation under Subchapter L of Chapter 1 of the Internal Revenue Code.

Article XVI: Oversights

Error and omissions of an accidental or unintentional nature shall be corrected and both parties shall be restored to the positions they would have occupied had no such errors or omissions occurred.

Article XVII: Insolvency

In the event of the insolvency of the ceding company, payments due the ceding company on all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by The Guardian directly to the ceding company or to its liquidator, receiver, or statutory successor on the basis of the liability of the ceding company under the policy or policies reinsured without diminution because of insolvency of the ceding company.

It is understood, however, that in the event of insolvency of the ceding company, The Guardian shall be given written notice of the pendency of a claim against the insolvent ceding company on a policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, The Guardian may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding company or its liquidator or receiver or statutory successor.

It is further understood that the expense thus incurred by The Guardian shall be chargeable, subject to a court approval, against the insolvent ceding company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding company solely as a result of the defense undertaken by The Guardian. Where two or more assuming reinsurers participate in the same claim and a majority in interest elect to interpose a defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the ceding company.

In the event of the insolvency of The Guardian, as determined by the New York State Insurance Department, all reinsurance ceded under this agreement may be immediately recaptured in full by the ceding company without penalty. The Guardian shall remain liable for the payment of any claim which had occurred prior to the date of cancellation whether or not due proof of such claim had actually been received.

Article XVIII: Assignment of Reinsurance

If either the ceding company or The Guardian proposes to sell, assumption reinsure or otherwise assist in the transfer of the policies or risks that are reinsured under this Agreement to any third party, it shall require that the third party agree in writing to an assignment of all rights and obligations of the ceding company or The Guardian under this Agreement. Either party may object to any assignment that would result in a material adverse economic impact to that party. If The Guardian objects to an assignment on this basis by the ceding company, the ceding company and The Guardian shall mutually agree on a termination charge which shall be paid by the ceding company to The Guardian. If the ceding company objects to an assignment on this basis by The Guardian, the ceding company may have the option to terminate the reinsurance effective the date of such assignment without a termination charge.

Article XIX: Arbitration

In the event of any disputes or differences arising hereafter between the contracting parties with reference to any transaction arising from or relating in any way to this Agreement on which agreement between the parties hereto cannot be reached, the same shall be decided by arbitration. The following procedures apply:

1. Three arbitrators will decide any dispute or difference. The arbitrators must be disinterested officers or retired officers of life insurance or life reinsurance companies other than the two parties to the Agreement or their affiliates. Each of the contracting companies agrees to appoint one of the arbitrators with the third, the "Umpire", to be chosen by the other arbitrators. In the event that either party should fail to choose an arbitrator within 30 days following a written request by the other party to do so, the requesting party may choose an Umpire before entering upon arbitration. In the event that the two arbitrators shall not be able to agree on the choice of the Umpire within 30 days following their appointment, each arbitrator shall nominate five candidates within 10 days thereafter, four of whom the other shall decline, and the Umpire shall be chosen by the President of the American Arbitration Association.

2. The arbitrators shall consider customary and standard practices in the life reinsurance business. They shall decide by a majority vote of the arbitrators. There shall be no appeal from their written decision. Judgement may be entered on the decision of the arbitrators by any court having jurisdiction.

3. Each party shall bear the expense of its own arbitrator and outside attorney fees, and shall jointly and equally bear with the other party the expense of the third arbitrator.

4. Any arbitration instituted pursuant to this Article shall be held in New York, New York and the laws of the State of New York and, to the extent applicable, the Federal Arbitration Act shall govern the interpretation and application of this Agreement.

5.    This Article shall survive termination of this Agreement.

6. Submission of a matter to arbitration shall be condition precedent to any right to seek injunctive or other provisional relief pending the arbitration of a matter subject to arbitration pursuant to this Agreement. In any legal proceeding the laws of the State of New York will govern.

Article XX: Inspection of Records

The Guardian shall have the right at any reasonable time to inspect, at the office of the ceding company, all books and documents relating to any reinsurance under this Agreement.

Article XXI: Offset

The ceding company and The Guardian shall have the right to offset any balance due from one party to the other party under this contract. If either party is then under formal insolvency proceedings, this right of offset shall be subject to the laws of the state exercising primary jurisdiction over such proceedings.

Article XXII Parties to the Agreement

This agreement is solely between the ceding company and The Guardian. The acceptance of risks under this Agreement shall create no right or legal relationship whatsoever between The Guardian and the insured, owner or beneficiary of any insurance policy or contract of the ceding company.

Article XXIII: Agreement

This agreement shall constitute the entire agreement between the parties with respect to reinsuring business under this agreement. There are no understandings between the parties other than those expressed in the agreement.

Any change or modification to the agreement shall be made by amendment to the agreement and signed by both parties.

Article XXIV: Duration of Agreement

This agreement shall have the effective date shown on the Specifications Page and shall be unlimited in duration. It may be terminated at any time, insofar as it pertains to the handling of subsequent new business, by either party giving three months notice of termination in writing. The Guardian shall continue to accept new business during the three month period and shall continue to be liable on all in force reinsurance granted under this agreement until the termination or expiry of the insurance reinsured.

Article XXV: Execution of Agreement

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed in duplicate on the dates shown below.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By /s/ Charles G. Fisher                    By /s/ Frank L. Pepe

Title Vice President & Actuary              Title Vice President & Controller

Date 12/28/95                               Date 12/28/95


THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By /s/ Tom Baker                            By /s/ Frank Sorrentino

Title Vice President & Life Actuary         Title Senior Vice President, Life
                                                  Insurance

Date 12/21/95                               Date 12/22/95

                                   EXHIBIT A

                       PLANS COVERED UNDER THIS AGREEMENT

Plan Name                               Description
---------                               -----------

Park Avenue Life                        Variable Life and associated
                                        Yearly Renewable Term and
                                        Waiver of Premium riders

Park Avenue Variable Universal Life     Variable Universal Life and associated
                                        term rider

                                    EXHIBIT B

                 CEDING COMPANY'S SCHEDULE OF RETENTION LIMITS
            FOR PRODUCTS ISSUED BY THE SPECIALTY LIFE BUSINESS UNIT
                          EFFECTIVE: September 1, 1995

1. Life: 10% of each policy up to a per life maximum based on the following schedule.

           Maximum Amount of                 Insurance in Force
        Life Insurance Retained               End of Prior Year
        -----------------------               -----------------

               $400,000                $3,000,000,000 - 3,999,999,999
                450,000                 4,000,000,000 - 4,999,999,999
                500,000                   5,000,000,000 and greater

2. Disability Waiver of Premium and Payor Benefits:

      Same as Life

3. Accidental Death Benefits:

      $200,000

Note: The first 90% is covered under modified coinsurance treaty 3001.

                                   EXHIBIT C

                           AUTOMATIC AND JUMBO LIMITS

               AUTOMATIC LIMITS ON BUSINESS CEDED TO THE GUARDIAN

1. Life:

      Excess over 90% of each policy up to the following maximums.

      On non-aviation risks:

      Ages               Preferred-Class 4             Class 5 - 16
      ----               -----------------             ------------

      0 - 15                $ 9,000,000                 $4,500,000
      16 - 70                13,500,000                  8,500,000
      71 - 75                 9,000,000                  2,500,000
      Over 75                 2,500,000                  2,500,000

      On aviation risks: The lower of $7,500,000 and the limit for non-aviation risks.

2. Disability Waiver of Premium and Payor Benefits:

      Excess over 90% of each policy up to a maximum of $3,000,000.

3. Accidental Death Benefits:

      None

                                  JUMBO LIMITS

The ceding company shall not cede automatically to The Guardian any risk on an individual life if the all company amount of Life Insurance in force plus the amount applied for exceeds the following:

      Ages               Preferred-Class 4             Class 5 - 16
      ----               -----------------             ------------

      0-15                  $10,000,000                 $ 5,000,000
      16-70                  15,000,000                  10,000,000
      71-75                  10,000,000                   2,750,000
      Over 75                 2,750,000                   2,750,000

                                   EXHIBIT D

                                 PREMIUM RATES

[information has been redacted as confidential]

                          Swiss Re Life Company America



                                 10 YEAR SELECT
                                   NON-REFUND
                                  REINSURANCE
                                     RATES


                        DIFFERENTIATED BY SMOKING HABIT



NRN-6514-1                                                  AGE NEAREST BIRTHDAY

               TEN YEAR SELECT NON REFUND YRT REINSURANCE PROGRAM
                            USE OF THE RATE SCHEDULE

SMOKER / NONSMOKER DIFFERENTIATION

      This schedule contains YRT rates which are differentiated by smoking habit for issue ages 20-69. These rates are to be used only where the Ceding Company's gross premiums are differentiated by smoking habit. For reinsurance generated from plans of insurance where the Ceding Company does not differentiate its premiums by smoking habit, Swiss Re America's undifferentiated YRT reinsurance premium schedule should be used.

FEMALE RATES

      Ages 0 to 10             Use Rates for Males Same Age

      Ages 11 to 14            Use Rates for Males Age 10

      Ages 15 to 19            Use Rates for Males 4 Years Younger

      Ages 20 to 23            Use Rates for Males Age 20

      Ages 24 and Older        Use Rates for Males 4 Years Younger

SUBSTANDARD RISKS

      Multiple table substandard premiums are equal to the sum of the standard premium (smoker, Nonsmoker, or undifferentiated) and the appropriate multiple of the additional premiums for 25% excess mortality shown in the Substandard table. For example: if a risk is rated Class D (200%) the premium per thousand for each age and duration is the standard premium plus four times the additional substandard premium.

      Reinsurance premiums for risks which have been rated on a multiple table basis shall revert to the standard premium on the later of the twentieth policy anniversary and attained age 65.

RECAPTURE

      Reinsurance ceded under this program will not be eligible for recapture before the tenth policy anniversary.


NR-6514-2

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

                 PREMIUMS FOR $1000 OF ONE YEAR TERM REINSURANCE
                               MALE STANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
    0      5.89      1.66      1.19      1.01       0.90      0.85      0.80      0.77      0.73       0.70      0.69       10
    1      1.66      1.19      1.01      0.90       0.85      0.80      0.77      0.73      0.70       0.69      0.69       11
    2      1.19      1.01      0.90      0.85       0.80      0.77      0.73      0.70      0.69       0.69      0.71       12
    3      1.01      0.90      0.85      0.80       0.77      0.73      0.70      0.69      0.69       0.71      0.80       13
    4      0.90      0.85      0.80      0.77       0.73      0.70      0.69      0.69      0.71       0.80      0.89       14

    5      0.85      0.80      0.77      0.73       0.70      0.69      0.69      0.71      0.80       0.89      1.03       15
    6      0.80      0.77      0.73      0.70       0.69      0.69      0.71      0.80      0.89       1.03      1.16       16
    7      0.77      0.73      0.70      0.69       0.69      0.71      0.80      0.89      1.03       1.16      1.30       17
    8      0.73      0.70      0.69      0.69       0.71      0.80      0.89      1.03      1.16       1.30      1.20       18
    9      0.70      0.69      0.69      0.71       0.80      0.89      1.03      1.16      1.30       1.20      1.24       19

   10      0.69      0.69      0.71      0.80       0.89      1.03      1.16      1.30      1.20       1.24      1.27       20
   11      0.69      0.71      0.80      0.89       1.03      1.16      1.30      1.20      1.24       1.27      1.30       21
   12      0.71      0.80      0.89      1.03       1.16      1.30      1.20      1.24      1.27       1.30      1.29       22
   13      0.80      0.89      1.03      1.16       1.30      1.20      1.24      1.27      1.30       1.29      1.29       23
   14      0.89      1.03      1.16      1.30       1.20      1.24      1.27      1.30      1.29       1.29      1.28       24

   15      1.03      1.16      1.30      1.20       1.24      1.27      1.30      1.29      1.29       1.28      1.27       25
   16      1.16      1.30      1.20      1.24       1.27      1.30      1.29      1.29      1.28       1.27      1.26       26
   17      1.15      1.20      1.24      1.27       1.30      1.29      1.29      1.28      1.27       1.26      1.29       27
   18      1.12      1.17      1.21      1.24       1.26      1.26      1.25      1.25      1.25       1.25      1.32       28
   19      1.08      1.13      1.18      1.20       1.22      1.21      1.21      1.22      1.22       1.23      1.34       29

NRN-6514-3

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

                 PREMIUMS FOR $1000 OF ONE YEAR TERM REINSURANCE
                               MALE STANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   20      0.71      0.74      0.77      0.79       0.80      0.80      0.81      0.82      0.83       0.85      0.84       30
   21      0.69      0.72      0.75      0.77       0.78      0.78      0.78      0.80      0.81       0.84      0.96       31
   22      0.67      0.70      0.73      0.75       0.75      0.75      0.76      0.77      0.80       0.82      0.98       32
   23      0.67      0.69      0.73      0.74       0.75      0.75      0.76      0.79      0.82       0.85      1.01       33
   24      0.66      0.68      0.72      0.74       0.74      0.75      0.77      0.80      0.83       0.87      1.03       34

   25      0.65      0.67      0.72      0.73       0.74      0.76      0.78      0.81      0.86       0.90      1.06       35
   26      0.64      0.66      0.71      0.73       0.74      0.76      0.79      0.83      0.88       0.93      1.10       36
   27      0.63      0.65      0.71      0.72       0.74      0.76      0.80      0.84      0.90       0.97      1.17       37
   28      0.64      0.67      0.72      0.74       0.77      0.80      0.84      0.90      0.97       1.05      1.26       38
   29      0.65      0.69      0.74      0.77       0.80      0.84      0.89      0.96      1.04       1.13      1.35       39

   30      0.66      0.71      0.76      0.80       0.83      0.88      0.94      1.02      1.12       1.22      1.45       40
   31      0.68      0.73      0.78      0.83       0.87      0.93      1.00      1.09      1.21       1.33      1.55       41
   32      0.70      0.75      0.81      0.87       0.91      0.99      1.06      1.17      1.30       1.44      1.71       42
   33      0.71      0.77      0.84      0.91       0.97      1.06      1.15      1.27      1.41       1.57      1.87       43
   34      0.72      0.79      0.88      0.96       1.04      1.14      1.24      1.38      1.54       1.72      2.05       44

   35      0.73      0.82      0.92      1.02       1.11      1.22      1.34      1.50      1.67       1.88      2.25       45
   36      0.74      0.84      0.97      1.08       1.19      1.31      1.46      1.62      1.82       2.05      2.46       46
   37      0.76      0.87      1.01      1.14       1.27      1.41      1.58      1.76      1.98       2.24      2.74       47
   38      0.80      0.94      1.10      1.25       1.39      1.56      1.75      1.95      2.19       2.48      3.05       48
   39      0.85      1.02      1.20      1.37       1.51      1.72      1.93      2.16      2.43       2.73      3.38       49

   40      0.90      1.10      1.30      1.49       1.65      1.90      2.13      2.38      2.68       3.01      3.74       50
   41      0.96      1.19      1.41      1.63       1.80      2.09      2.34      2.63      2.96       3.31      4.13       51
   42      1.03      1.29      1.54      1.78       1.97      2.29      2.58      2.90      3.26       3.65      4.56       52
   43      1.08      1.37      1.65      1.93       2.15      2.49      2.82      3.17      3.55       3.97      5.03       53
   44      1.15      1.46      1.78      2.09       2.34      2.71      3.08      3.46      3.86       4.32      5.54       54

                                                         NON-SMOKER RATES

NRN-6514-4

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

                 PREMIUMS FOR $1000 OF ONE YEAR TERM REINSURANCE
                               MALE STANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   45      1.22      1.56      1.93      2.26       2.55      2.95      3.37      3.79      4.21       4.71      6.09       55
   46      1.29      1.67      2.08      2.45       2.79      3.21      3.68      4.14      4.58       5.13      6.70       56
   47      1.37      1.78      2.25      2.66       3.04      3.49      4.03      4.52      4.99       5.59      7.39       57
   48      1.44      1.91      2.42      2.86       3.26      3.81      4.42      4.96      5.48       6.15      8.14       58
   49      1.51      2.05      2.61      3.09       3.51      4.14      4.85      5.44      6.01       6.77      8.96       59

   50      1.59      2.20      2.82      3.34       3.77      4.52      5.31      5.96      6.59       7.43      9.84       60
   51      1.67      2.37      3.05      3.60       4.06      4.92      5.82      6.53      7.22       8.16     10.82       61
   52      1.76      2.55      3.29      3.89       4.37      5.36      6.38      7.16      7.91       8.95     11.95       62
   53      1.88      2.72      3.57      4.25       4.77      5.79      6.90      7.75      8.60       9.79     13.19       63
   54      2.00      2.90      3.87      4.64       5.21      6.27      7.47      8.40      9.34      10.70     14.55       64

   55      2.13      3.10      4.19      5.07       5.69      6.78      8.10      9.10     10.16      11.69     16.02       65
   56      2.28      3.31      4.55      5.53       6.21      7.35      8.78      9.87     11.04      12.77     17.63       66
   57      2.44      3.55      4.94      6.04       6.78      7.96      9.52     10.71     12.01      13.95     19.51       67
   58      2.72      3.95      5.51      6.82       7.63      8.79     10.33     11.67     13.19      15.38     21.56       68
   59      3.03      4.39      6.14      7.67       8.56      9.68     11.22     12.72     14.49      16.93     23.81       69

   60      3.37      4.87      6.82      8.60       9.58     10.67     12.20     13.87     15.90      18.62     26.25       70
   61      3.74      5.40      7.56      9.61      10.68     11.73     13.25     15.11     17.44      20.46     28.91       71
   62      4.15      5.97      8.37     10.72      11.88     12.90     14.41     16.47     19.11      22.47     31.53       72
   63      4.72      6.76      9.31     11.74      13.21     14.41     16.10     18.25     21.25      25.17     34.39       73
   64      5.34      7.63     10.32     12.85      14.65     16.07     17.96     20.20     23.57      28.12     37.52       74

   65      6.03      8.58     11.44     14.06      16.23     17.87     19.98     22.33     26.11      31.33     40.91       75
   66      6.77      9.61     12.65     15.38      17.94     19.83     22.18     24.64     28.87      34.82     44.62       76
   67      7.57     10.74     13.97     16.82      19.81     21.97     24.58     27.17     31.88      38.64     48.66       77
   68      8.84     12.49     16.17     19.50      22.85     25.25     28.08     30.94     35.93      43.24     53.07       78
   69     10.23     14.40     18.57     22.41      26.16     28.82     31.89     35.05     40.35      48.26     57.89       79

                                                         NON-SMOKER RATES

NRN-6514-5

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

                 PREMIUMS FOR $1000 OF ONE YEAR TERM REINSURANCE
                               MALE STANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   70     12.55     17.52     22.38     26.83      31.02     33.85     37.07     40.38     45.84      54.20     63.12       80
   71     13.80     19.29     24.66     29.69      34.36     37.55     41.12     44.86     50.76      59.93     68.84       81
   72     15.17     21.22     27.16     32.82      38.00     41.58     45.54     49.75     56.13      66.20     75.68       82
   73     16.55     23.19     29.71     35.88      41.44     45.23     49.38     53.89     60.80      71.85     83.14       83
   74     18.05     25.34     32.49     39.21      45.18     49.20     53.58     58.39     65.89      78.00     91.29       84

   75     19.69     27.69     35.53     42.85      49.27     53.54     58.16     63.32     71.46      84.73    100.14       85
   76     21.47     30.24     38.83     46.80      53.71     58.26     63.14     68.67     77.51      92.04    109.81       86
   77     23.42     33.03     42.43     51.12      58.57     63.41     68.58     74.51     84.11     100.02    118.47       87
   78     25.43     35.79     46.01     55.32      63.52     68.78     74.60     80.63     90.65     106.62    127.91       88
   79     27.62     38.79     49.91     59.89      68.91     74.64     81.16     87.29     97.77     113.81    138.22       89

   80     30.02     42.07     54.18     64.89      74.81     81.04     88.33     94.58    105.56     121.68    149.42       90
   81     32.63     45.64     58.81     70.32      81.22     87.99     96.12    102.49    114.02     130.21    161.66       91
   82     35.47     49.54     63.87     76.24      88.21     95.59    104.63    111.14    123.25     139.54    171.68       92
   83     38.47     53.83     69.21     82.00      93.89    100.68    109.60    116.77    130.34     147.90    182.60       93
   84     41.73     58.51     75.04     88.27     100.08    106.22    115.01    122.91    138.06     157.02    194.53       94

   85     45.30     63.63     81.41     95.13     106.85    112.28    120.92    129.63    146.50     166.99    207.49       95
   86     49.17     69.18     88.32    102.57     114.19    118.86    127.35    136.92    155.66     177.81    221.64       96
   87     53.40     75.25     95.87    110.71     122.22    126.05    134.36    144.88    165.67     189.63    231.16       97
   88     59.16     78.76    100.69    117.02     129.46    133.88    142.40    152.37    171.29     193.04    241.53       98
   89     59.16     82.58    105.93    123.90     137.36    142.41    151.16    160.54    177.40     196.77    950.00       99

NRN-6514-6

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

                 PREMIUMS FOR $1000 OF ONE YEAR TERM REINSURANCE
                               MALE STANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   20      1.53      1.61      1.68      1.71       1.72      1.70      1.69      1.70      1.71       1.73      1.70       30
   21      1.46      1.53      1.61      1.65       1.64      1.62      1.61      1.63      1.66       1.70      2.03       31
   22      1.38      1.45      1.54      1.57       1.55      1.53      1.53      1.56      1.61       1.66      2.08       32
   23      1.35      1.42      1.52      1.55       1.54      1.53      1.55      1.59      1.65       1.73      2.14       33
   24      1.32      1.39      1.51      1.53       1.53      1.53      1.56      1.62      1.70       1.79      2.20       34

   25      1.29      1.36      1.49      1.51       1.52      1.54      1.58      1.66      1.76       1.86      2.27       35
   26      1.25      1.33      1.47      1.49       1.51      1.54      1.61      1.70      1.82       1.94      2.35       36
   27      1.21      1.29      1.45      1.47       1.50      1.54      1.63      1.??      1.88       2.03      2.53       37
   28      1.25      1.34      1.50      1.54       1.59      1.65      1.75      1.88      2.05       2.22      2.71       38
   29      1.30      1.41      1.56      1.62       1.68      1.77      1.88      2.04      2.23       2.43      2.92       39

   30      1.35      1.47      1.62      1.71       1.78      1.90      2.02      2.21      2.43       2.66      3.14       40
   31      1.41      1.55      1.69      1.81       1.90      2.03      2.17      2.40      2.65       2.90      3.39       41
   32      1.47      1.62      1.76      1.91       2.02      2.19      2.34      2.60      2.89       3.17      3.69       42
   33      1.49      1.67      1.85      2.03       2.16      2.35      2.53      2.81      3.11       3.43      4.01       43
   34      1.51      1.73      1.95      2.15       2.32      2.53      2.75      3.04      3.36       3.71      4.36       44

   35      1.54      1.78      2.06      2.29       2.49      2.73      2.98      3.28      3.63       4.02      4.74       45
   36      1.56      1.85      2.17      2.44       2.68      2.94      3.23      3.55      3.92       4.35      5.16       46
   37      1.59      1.92      2.30      2.60       2.88      3.18      3.51      3.85      4.25       4.71      5.57       47
   38      1.69      2.06      2.47      2.81       3.09      3.44      3.80      4.16      4.58       5.06      6.02       48
   39      1.79      2.22      2.66      3.03       3.32      3.73      4.11      4.50      4.95       5.45      6.51       49

   40      1.90      2.40      2.87      3.28       3.57      4.05      4.45      4.88      5.35       5.86      7.04       50
   41      2.02      2.59      3.09      3.55       3.85      4.39      4.82      5.28      5.79       6.32      7.62       51
   42      2.15      2.80      3.34      3.84       4.15      4.76      5.23      5.73      6.27       6.81      8.20       52
   43      2.25      2.94      3.54      4.08       4.44      5.07      5.59      6.11      6.65       7.23      8.83       53
   44      2.36      3.09      3.76      4.34       4.76      5.40      5.98      6.53      7.08       7.69      9.53       54

                                                           SMOKER RATES

NRN-6514-7
                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

                 PREMIUMS FOR $1000 OF ONE YEAR TERM REINSURANCE
                               MALE STANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   45      2.48      3.25      4.00      4.63       5.10      5.77      6.41      6.99      7.54       8.19     10.28       55
   46      2.61      3.43      4.26      4.94       5.48      6.16      6.88      7.49      8.05       8.73     11.10       56
   47      2.75      3.62      4.55      5.27       5.89      6.59      7.39      8.04      8.60       9.33     11.98       57
   48      2.87      3.86      4.86      5.63       6.26      7.10      8.01      8.71      9.31      10.12     12.94       58
   49      3.00      4.12      5.21      6.02       6.65      7.65      8.69      9.44     10.09      10.98     13.99       59

   50      3.14      4.41      5.58      6.45       7.09      8.25      9.43     10.24     10.94      11.92     15.13       60
   51      3.30      4.72      5.99      6.91       7.56      8.91     10.23     11.11     11.86      12.95     16.37       61
   52      3.47      5.06      6.43      7.42       8.08      9.63     11.11     12.05     12.87      14.07     17.36       62
   53      3.63      5.27      6.79      7.86       8.54     10.06     11.60     12.57     13.43      14.73     18.43       63
   54      3.80      5.50      7.17      8.35       9.05     10.54     12.13     13.13     14.05      15.46     19.60       64

   55      3.99      5.76      7.60      8.88       9.60     11.06     12.71     13.74     14.72      16.26     20.88       65
   56      4.20      6.04      8.06      9.46      10.20     11.62     13.34     14.40     15.44      17.12     22.27       66
   57      4.43      6.34      8.56     10.09      10.86     12.24     14.03     15.13     16.24      18.07     23.87       67
   58      4.69      6.68      9.05     10.79      11.62     12.90     14.62     15.86     17.19      19.24     25.61       68
   59      4.97      7.06      9.59     11.56      12.44     13.62     15.27     16.65     18.23      20.51     27.51       69

   60      5.28      7.47     10.17     12.40      13.34     14.41     15.97     17.52     19.37      21.90     29.58       70
   61      5.61      7.92     10.81     13.31      14.32     15.27     16.73     18.46     20.61      23.42     31.83       71
   62      5.97      8.41     11.50     14.31      15.39     16.20     17.56     19.49     21.96      25.07     33.97       72
   63      6.54      9.18     12.35     15.19      16.58     17.58     19.11     21.08     23.87      27.50     36.30       73
   64      7.16     10.02     13.28     16.14      17.89     19.09     20.79     22.81     25.94      30.16     38.84       74

   65      7.84     10.94     14.29     17.19      19.31     20.74     22.63     24.71     28.22      33.06     41.60       75
   66      8.57     11.94     15.39     18.32      20.86     22.52     24.63     26.77     30.68      36.20     44.62       76
   67      9.38     13.03     16.59     19.56      22.54     24.48     26.81     29.02     33.38      39.64     48.66       77
   68     10.34     14.40     18.36     21.77      25.13     27.33     29.94     32.48     37.18      44.08     53.07       78
   69     11.40     15.89     20.28     24.19      27.94     30.45     33.34     36.26     41.32      48.91     57.89       79

                                                           SMOKER RATES

NRN-6514-8

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

                 PREMIUMS FOR $1000 OF ONE YEAR TERM REINSURANCE
                               MALE STANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   70     12.55     17.52     22.38     26.83      31.02     33.85     37.07     40.38     45.84      54.20     63.12       80
   71     13.80     19.29     24.66     29.69      34.36     37.55     41.12     44.86     50.76      59.93     68.84       81
   72     15.17     21.22     27.16     32.82      38.00     41.58     45.54     49.75     56.13      66.20     75.68       82
   73     16.55     23.19     29.71     35.88      41.44     45.23     49.38     53.89     60.80      71.85     83.11       83
   74     18.05     25.34     32.49     39.21      45.18     49.20     53.58     58.39     65.89      78.00     91.29       84

   75     19.69     27.69     35.53     42.85      49.27     53.54     58.16     63.32     71.46      84.73    100.14       85
   76     21.47     30.24     38.83     46.80      53.71     58.26     63.14     68.67     77.51      92.04    109.81       86
   77     23.42     33.03     42.43     51.12      58.57     63.41     68.58     74.51     84.11     100.02    118.47       87
   78     25.43     35.79     46.01     55.32      63.52     68.78     74.60     80.63     90.65     106.62    127.91       88
   79     27.62     38.79     49.91     59.89      68.91     74.64     81.16     87.29     97.77     113.81    138.22       89

   80     30.02     42.07     54.18     64.89      74.81     81.04     88.33     94.58    105.56     121.68    148.42       90
   81     32.63     45.64     58.81     70.32      81.22     87.99     96.12    102.49    114.02     130.21    161.66       91
   82     35.47     49.54     63.87     76.24      88.21     95.59    104.63    111.14    123.25     139.54    171.68       92
   83     38.47     53.83     69.21     82.00      93.89    100.68    109.60    114.77    130.34     147.90    182.60       93
   84     41.73     58.51     75.04     88.27     100.08    106.22    115.01    122.81    138.06     157.02    194.53       94

   85     45.30     63.63     81.41     95.13     106.85    112.28    120.92    129.63    146.50     166.89    207.49       95
   86     49.17     69.18     88.32    102.57     114.19    118.86    127.35    136.92    155.66     177.81    221.??       96
   87     53.40     75.25     95.87    110.71     122.22    126.05    134.36    144.88    165.67     189.63    231.16       97
   88     56.16     78.76    100.69    117.02     129.16    133.88    142.40    152.37    171.99     193.04    341.53       98
   89     59.16     82.58    105.93    123.90     137.36    142.41    151.16    160.54    177.40     196.77    950.00       99

NRN-6514-9

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

             ADDITIONAL PREMIUM PER $1000 OF ONE YEAR RENEWABLE TERM
                  REINSURANCE FOR EACH 25% OF EXCESS MORTALITY

                              MALE SUBSTANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
    0      1.37      0.31      0.20      0.15       0.13      0.11      0.10      0.09      0.08       0.08      0.07       10
    1      0.31      0.20      0.15      0.13       0.11      0.10      0.09      0.08      0.08       0.07      0.07       11
    2      0.20      0.15      0.13      0.11       0.10      0.09      0.08      0.08      0.07       0.07      0.08       12
    3      0.15      0.13      0.11      0.10       0.09      0.08      0.08      0.07      0.07       0.08      0.10       13
    4      0.13      0.11      0.10      0.09       0.08      0.08      0.07      0.07      0.08       0.10      0.12       14

    5      0.11      0.10      0.09      0.08       0.08      0.07      0.07      0.08      0.10       0.12      0.16       15
    6      0.10      0.09      0.08      0.08       0.07      0.07      0.08      0.10      0.12       0.16      0.19       16
    7      0.09      0.08      0.08      0.07       0.07      0.08      0.10      0.12      0.16       0.19      0.22       17
    8      0.08      0.08      0.07      0.07       0.08      0.10      0.12      0.16      0.19       0.22      0.20       18
    9      0.08      0.07      0.07      0.08       0.10      0.12      0.16      0.19      0.22       0.20      0.21       19

   10      0.07      0.07      0.08      0.10       0.12      0.16      0.19      0.22      0.20       0.21      0.22       20
   11      0.07      0.08      0.10      0.12       0.16      0.19      0.22      0.20      0.21       0.22      0.23       21
   12      0.08      0.10      0.12      0.16       0.19      0.22      0.20      0.21      0.22       0.23      0.22       22
   13      0.10      0.12      0.16      0.19       0.22      0.20      0.21      0.22      0.23       0.22      0.22       23
   14      0.12      0.16      0.19      0.22       0.20      0.21      0.22      0.23      0.22       0.22      0.22       24

   15      0.16      0.19      0.22      0.20       0.21      0.22      0.23      0.22      0.22       0.22      0.22       25
   16      0.19      0.22      0.20      0.21       0.22      0.23      0.22      0.22      0.22       0.22      0.22       26
   17      0.19      0.20      0.21      0.22       0.23      0.22      0.22      0.22      0.22       0.22      0.22       27
   18      0.18      0.19      0.20      0.21       0.22      0.22      0.21      0.21      0.21       0.21      0.23       28
   19      0.17      0.18      0.19      0.20       0.21      0.20      0.20      0.21      0.21       0.21      0.24       29

NRN-6514-10

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

             ADDITIONAL PREMIUM PER $1000 OF ONE YEAR RENEWABLE TERM
                  REINSURANCE FOR EACH 25% OF EXCESS MORTALITY

                              MALE SUBSTANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   20      0.16      0.17      0.19      0.19       0.20      0.19      0.19      0.20      0.20       0.20      0.24       30
   21      0.15      0.16      0.18      0.18       0.18      0.18      0.18      0.19      0.19       0.20      0.25       31
   22      0.14      0.15      0.17      0.17       0.17      0.17      0.17      0.18      0.18       0.19      0.26       32
   23      0.14      0.15      0.16      0.17       0.17      0.17      0.17      0.18      0.19       0.20      0.27       33
   24      0.13      0.14      0.16      0.17       0.17      0.17      0.18      0.19      0.20       0.21      0.28       34

   25      0.13      0.14      0.16      0.16       0.17      0.17      0.18      0.19      0.21       0.23      0.29       35
   26      0.12      0.13      0.16      0.16       0.17      0.17      0.18      0.20      0.22       0.24      0.31       36
   27      0.12      0.13      0.15      0.16       0.16      0.17      0.19      0.20      0.23       0.25      0.34       37
   28      0.12      0.14      0.16      0.17       0.18      0.19      0.20      0.23      0.26       0.28      0.37       38
   29      0.13      0.15      0.17      0.18       0.19      0.21      0.23      0.25      0.29       0.32      0.40       39

   30      0.14      0.16      0.18      0.19       0.21      0.23      0.25      0.28      0.32       0.36      0.44       40
   31      0.15      0.17      0.19      0.21       0.22      0.25      0.27      0.31      0.35       0.40      0.48       41
   32      0.15      0.18      0.20      0.22       0.24      0.27      0.30      0.34      0.39       0.44      0.54       42
   33      0.16      0.19      0.22      0.24       0.27      0.30      0.33      0.38      0.43       0.49      0.60       43
   34      0.16      0.20      0.23      0.26       0.29      0.33      0.37      0.42      0.48       0.54      0.66       44

   35      0.17      0.20      0.25      0.29       0.32      0.36      0.41      0.46      0.53       0.60      0.73       45
   36      0.17      0.22      0.27      0.31       0.35      0.40      0.45      0.51      0.58       0.66      0.81       46
   37      0.18      0.23      0.29      0.34       0.39      0.44      0.50      0.56      0.64       0.73      0.89       47
   38      0.19      0.25      0.32      0.38       0.43      0.49      0.56      0.63      0.71       0.80      0.99       48
   39      0.21      0.28      0.35      0.42       0.47      0.55      0.62      0.70      0.79       0.89      1.10       49

   40      0.23      0.31      0.39      0.47       0.52      0.61      0.69      0.77      0.87       0.98      1.21       50
   41      0.25      0.35      0.43      0.52       0.57      0.68      0.76      0.86      0.96       1.07      1.33       51
   42      0.28      0.39      0.48      0.57       0.63      0.75      0.84      0.95      1.06       1.18      1.47       52
   43      0.30      0.41      0.52      0.62       0.69      0.81      0.92      1.03      1.15       1.28      1.61       53
   44      0.32      0.44      0.56      0.67       0.76      0.88      1.00      1.12      1.25       1.38      1.77       54

NRN-6514-11

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

             ADDITIONAL PREMIUM PER $1000 OF ONE YEAR RENEWABLE TERM
                  REINSURANCE FOR EACH 25% OF EXCESS MORTALITY

                              MALE SUBSTANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   45      0.34      0.48      0.61      0.73       0.83      0.96      1.10      1.22      1.35       1.50      1.94       55
   46      0.37      0.51      0.66      0.79       0.90      1.04      1.20      1.33      1.47       1.63      2.12       56
   47      0.40      0.55      0.72      0.86       0.99      1.14      1.30      1.45      1.59       1.77      2.33       57
   48      0.42      0.60      0.78      0.93       1.06      1.24      1.43      1.59      1.74       1.94      2.56       58
   49      0.44      0.64      0.85      1.01       1.14      1.35      1.57      1.75      1.91       2.13      2.80       59

   50      0.47      0.70      0.92      1.09       1.23      1.47      1.72      1.92      2.09       2.34      3.07       60
   51      0.50      0.76      1.00      1.18       1.33      1.61      1.89      2.10      2.29       2.56      3.36       61
   52      0.53      0.82      1.08      1.28       1.43      1.75      2.07      2.30      2.51       2.81      3.63       62
   53      0.57      0.87      1.16      1.38       1.54      1.86      2.20      2.44      2.67       2.99      3.92       63
   54      0.61      0.92      1.25      1.50       1.66      1.98      2.34      2.59      2.83       3.20      4.24       64

   55      0.65      0.98      1.35      1.62       1.79      2.11      2.49      2.75      3.02       3.42      4.58       65
   56      0.69      1.05      1.45      1.75       1.93      2.25      2.65      2.93      3.22       3.66      4.96       66
   57      0.74      1.12      1.56      1.89       2.09      2.41      2.83      3.13      3.44       3.92      5.37       67
   58      0.83      1.24      1.74      2.12       2.33      2.64      3.05      3.38      3.75       4.29      5.81       68
   59      0.93      1.37      1.92      2.38       2.60      2.89      3.29      3.66      4.09       4.70      6.30       69

   60      1.04      1.52      2.13      2.65       2.89      3.17      3.56      3.97      4.47       5.14      6.82       70
   61      1.15      1.68      2.35      2.95       3.21      3.46      3.84      4.30      4.87       5.62      7.40       71
   62      1.28      1.85      2.59      3.27       3.56      3.79      4.15      4.66      5.32       6.14      8.01       72
   63      1.44      2.07      2.83      3.53       3.89      4.16      4.56      5.08      5.81       6.76      8.67       73
   64      1.62      2.31      3.10      3.80       4.25      4.57      5.01      5.53      6.34       7.42      9.40       74

   65      1.81      2.57      3.39      4.10       4.64      5.01      5.50      6.03      6.92       8.15     10.19       75
   66      2.02      2.85      3.70      4.43       5.07      5.49      6.02      6.57      7.55       8.95     11.05       76
   67      2.24      3.16      4.05      4.79       5.54      6.02      6.60      7.16      8.24       9.81     12.06       77
   68      2.49      3.50      4.49      5.34       6.18      6.73      7.38      8.02      9.19      10.92     13.17       78
   69      2.75      3.87      4.97      5.95       6.88      7.51      8.24      8.96     10.23      12.13     14.37       79

NRN-6514-12

                          SWISS RE LIFE COMPANY AMERICA

                  NON REFUND YEARLY RENEWABLE TERM REINSURANCE

             ADDITIONAL PREMIUM PER $1000 OF ONE YEAR RENEWABLE TERM
                  REINSURANCE FOR EACH 25% OF EXCESS MORTALITY

                              MALE SUBSTANDARD RISK
                              AGE NEAREST BIRTHDAY

                                                          POLICY YEAR

  ISSUE       1         2         3         4          5         6         7         8         9         10       11+    ATTAINED
   AGE                                                                                                                      AGE
   70      3.04      4.28      5.50      6.61       7.65      8.36      9.17     10.00     11.36      13.45     15.68       80
   71      3.35      4.72      6.07      7.32       8.49      9.29     10.18     11.11     12.59      14.88     17.11       81
   72      3.69      5.20      6.69      8.11       9.40     10.29     11.28     12.34     13.93      16.45     18.82       82
   73      4.04      5.70      7.33      8.87      10.26     11.21     12.24     13.37     15.10      17.86     20.68       83
   74      4.41      6.24      8.02      9.70      11.19     12.20     13.29     14.50     16.37      19.40     22.72       84

   75      4.82      6.82      8.78     10.61      12.22     13.28     14.44     15.73     17.76      21.08     24.93       85
   76      5.27      7.46      9.61     11.60      13.33     14.46     15.68     17.06     19.27      22.91     27.35       86
   77      5.75      8.16     10.51     12.68      14.54     15.75     17.04     18.53     20.92      24.90     29.51       87
   78      6.26      8.85     11.40     13.73      15.78     17.09     18.55     20.05     22.56      26.55     31.87       88
   79      6.81      9.60     12.38     14.87      17.13     18.56     20.19     21.72     24.34      28.35     34.45       89

   80      7.41     10.42     13.44     16.12      18.60     20.16     21.98     23.54     26.29      30.31     37.25       90
   81      8.06     11.31     14.60     17.48      20.20     21.90     23.93     25.52     28.40      32.45     40.31       91
   82      8.77     12.28     15.87     18.96      21.95     23.79     26.05     27.68     30.71      34.78     42.81       92
   83      9.52     13.36     17.20     20.40      23.37     25.07     27.29     29.09     32.48      36.87     45.54       93
   84     10.33     14.53     18.66     21.96      24.92     26.45     28.65     30.62     34.41      39.15     48.52       94

   85     11.22     15.81     20.25     23.68      26.61     27.97     30.13     32.30     36.52      41.64     51.76       95
   86     12.19     17.19     21.98     25.54      28.44     29.61     31.73     34.12     38.81      44.35     55.30       96
   87     13.25     18.71     23.86     27.57      30.45     31.41     33.49     36.11     41.31      47.30     57.68       97
   88     13.94     19.59     25.07     29.15      32.26     33.36     35.50     37.99     42.71      48.15     60.27       98
   89     14.69     20.54     26.38     30.87      34.23     35.50     37.69     40.03     44.24      49.08      0.00       99

NRN-6514-13

                              75/80 ANB S&U - Male
                                      Male

Issue                                                      Policy Year
  Age         1         2          3         4         5         6          7         8         9         10        11        12
    0      1.23      0.74       0.48      0.43      0.38      0.34       0.33      0.29      0.27       0.27      0.25      0.28
    1      0.49      0.47       0.42      0.36      0.28      0.23       0.22      0.22      0.24       0.24      0.27      0.30
    2      0.35      0.37       0.33      0.28      0.23      0.22       0.21      0.24      0.24       0.27      0.30      0.37
    3      0.35      0.29       0.25      0.23      0.22      0.20       0.22      0.24      0.27       0.30      0.37      0.53
    4      0.29      0.25       0.23      0.22      0.20      0.22       0.24      0.27      0.30       0.36      0.52      0.66
    5      0.25      0.23       0.22      0.20      0.22      0.24       0.27      0.30      0.36       0.50      0.66      0.96
    6      0.23      0.22       0.20      0.22      0.24      0.27       0.30      0.36      0.50       0.66      0.94      1.07
    7      0.19      0.20       0.22      0.24      0.27      0.30       0.35      0.50      0.66       0.87      1.05      1.13
    8      0.18      0.21       0.21      0.27      0.29      0.35       0.50      0.66      0.87       1.05      1.13      1.19
    9      0.19      0.20       0.24      0.29      0.35      0.50       0.66      0.87      1.05       1.13      1.19      1.23
   10      0.18      0.22       0.27      0.35      0.50      0.66       0.87      1.05      1.13       1.19      1.23      1.30
   11      0.20      0.25       0.34      0.50      0.66      0.87       1.05      1.13      1.19       1.23      1.30      1.35
   12      0.23      0.32       0.50      0.66      0.87      1.05       1.13      1.19      1.23       1.30      1.35      1.36
   13      0.30      0.46       0.63      0.87      1.05      1.12       1.19      1.22      1.24       1.28      1.31      1.30
   14      0.44      0.59       0.87      1.05      1.12      1.17       1.22      1.23      1.23       1.24      1.26      1.25
   15      0.58      0.87       1.05      1.12      1.17      1.21       1.23      1.22      1.20       1.20      1.19      1.18
   16      0.87      1.05       1.12      1.17      1.21      1.20       1.21      1.19      1.16       1.14      1.12      1.12
   17      1.05      1.12       1.17      1.21      1.20      1.18       1.18      1.15      1.11       1.07      1.05      1.06
   18      1.03      1.10       1.13      1.15      1.14      1.11       1.11      1.07      1.04       1.01      1.00      1.02
   19      1.00      1.05       1.06      1.07      1.05      1.04       1.02      0.98      0.96       0.95      0.97      0.97
   20      0.93      0.97       0.97      0.97      0.97      0.95       0.93      0.90      0.90       0.91      0.93      0.94
   21      0.84      0.87       0.87      0.87      0.87      0.86       0.85      0.83      0.85       0.86      0.90      0.92
   22      0.73      0.76       0.76      0.76      0.77      0.77       0.77      0.77      0.80       0.83      0.88      0.91
   23      0.73      0.76       0.75      0.75      0.75      0.76       0.77      0.77      0.80       0.84      0.90      0.94
   24      0.73      0.74       0.73      0.73      0.74      0.76       0.77      0.78      0.82       0.87      0.93      0.97
   25      0.72      0.72       0.72      0.72      0.74      0.76       0.77      0.79      0.84       0.90      0.96      1.03
   26      0.70      0.70       0.71      0.72      0.73      0.76       0.78      0.82      0.88       0.95      1.02      1.09
   27      0.68      0.68       0.70      0.71      0.73      0.77       0.81      0.86      0.92       1.01      1.08      1.17
   28      0.66      0.68       0.71      0.73      0.76      0.81       0.86      0.92      1.00       1.08      1.17      1.28
   29      0.65      0.68       0.73      0.76      0.81      0.86       0.92      1.00      1.08       1.17      1.28      1.42
   30      0.64      0.68       0.76      0.81      0.86      0.92       1.00      1.08      1.17       1.28      1.42      1.58
   31      0.63      0.69       0.79      0.86      0.92      1.00       1.08      1.17      1.28       1.42      1.58      1.81
   32      0.63      0.71       0.84      0.92      1.00      1.08       1.17      1.28      1.40       1.58      1.81      2.03
   33      0.63      0.72       0.88      0.98      1.08      1.17       1.28      1.40      1.58       1.78      2.01      2.25
   34      0.63      0.73       0.93      1.05      1.17      1.28       1.40      1.58      1.78       2.01      2.24      2.53
   35      0.63      0.76       0.99      1.14      1.28      1.40       1.58      1.78      2.01       2.24      2.53      2.80
   36      0.65      0.79       1.06      1.25      1.40      1.58       1.78      2.01      2.24       2.53      2.80      3.10
   37      0.67      0.84       1.15      1.37      1.58      1.78       2.01      2.24      2.53       2.80      3.08      3.43
   38      0.70      0.89       1.23      1.47      1.70      1.91       2.16      2.41      2.72       3.04      3.35      3.76
   39      0.74      0.95       1.33      1.59      1.83      2.07       2.33      2.60      2.93       3.27      3.64      4.10
   40      0.79      1.02       1.45      1.73      2.00      2.23       2.51      2.79      3.13       3.51      3.94      4.47
   41      0.85      1.11       1.59      1.90      2.17      2.42       2.70      2.98      3.33       3.75      4.24      4.86
   42      0.92      1.22       1.76      2.09      2.37      2.62       2.89      3.18      3.52       3.99      4.57      5.28
   43      0.99      1.37       1.92      2.30      2.61      2.88       3.18      3.47      3.83       4.33      4.96      5.71
   44      1.08      1.53       2.11      2.52      2.86      3.17       3.47      3.79      4.17       4.70      5.37      6.16
   45      1.17      1.72       2.31      2.75      3.13      3.47       3.79      4.14      4.56       5.08      5.80      6.66

Issue                 Policy Year               Attained
  Age       13         14        15       16+        Age
    0     0.31       0.38      0.54      0.68         15
    1     0.38       0.54      0.68      1.01         16
    2     0.54       0.68      1.01      1.14         17
    3     0.68       1.01      1.14      1.22         18
    4     0.99       1.11      1.22      1.31         19
    5     1.09       1.16      1.31      1.37         20
    6     1.14       1.21      1.37      1.40         21
    7     1.19       1.23      1.40      1.41         22
    8     1.23       1.30      1.39      1.40         23
    9     1.30       1.35      1.36      1.38         24
   10     1.35       1.36      1.32      1.34         25
   11     1.36       1.30      1.27      1.29         26
   12     1.30       1.25      1.20      1.24         27
   13     1.25       1.20      1.16      1.20         28
   14     1.19       1.16      1.13      1.17         29
   15     1.13       1.12      1.11      1.14         30
   16     1.09       1.09      1.09      1.12         31
   17     1.05       1.06      1.08      1.11         32
   18     1.01       1.03      1.07      1.12         33
   19     0.98       1.01      1.07      1.14         34
   20     0.96       1.01      1.08      1.17         35
   21     0.96       1.02      1.11      1.22         36
   22     0.96       1.04      1.15      1.28         37
   23     1.00       1.10      1.21      1.36         38
   24     1.05       1.17      1.29      1.45         39
   25     1.12       1.25      1.38      1.56         40
   26     1.20       1.35      1.49      1.70         41
   27     1.30       1.47      1.63      1.87         42
   28     1.42       1.61      1.81      2.07         43
   29     1.58       1.81      2.03      2.31         44
   30     1.81       2.03      2.26      2.58         45
   31     2.03       2.26      2.53      2.89         46
   32     2.26       2.53      2.83      3.24         47
   33     2.53       2.83      3.17      3.61         48
   34     2.81       3.16      3.54      4.02         49
   35     3.13       3.52      3.94      4.45         50
   36     3.48       3.91      4.36      4.92         51
   37     3.86       4.32      4.82      5.44         52
   38     4.25       4.78      5.33      6.00         53
   39     4.67       5.28      5.88      6.61         54
   40     5.13       5.82      6.48      7.27         55
   41     5.62       6.41      7.12      8.01         56
   42     6.15       7.05      7.85      8.82         57
   43     6.63       7.61      8.50      9.73         58
   44     7.16       8.20      9.22     10.75         59
   45     7.73       8.85     10.02     11.89         60

                              75/80 ANB S&U - Male
                                      Male

Issue                                                      Policy Year
  Age         1         2          3         4         5         6          7         8         9         10        11        12
   46      1.28      1.94       2.51      3.00      3.40      3.78       4.14      4.56      4.91       5.48      6.28      7.19
   47      1.39      2.17       2.73      3.25      3.69      4.13       4.56      4.89      5.31       5.93      6.79      7.78
   48      1.49      2.27       2.84      3.40      3.90      4.38       4.87      5.28      5.80       6.49      7.53      8.64
   49      1.60      2.35       2.95      3.54      4.09      4.62       5.18      5.70      6.33       7.12      8.36      9.60
   50      1.70      2.42       3.04      3.66      4.29      4.87       5.51      6.15      6.93       7.83      9.30     10.69
   51      1.80      2.48       3.12      3.77      4.47      5.12       5.86      6.65      7.59       8.61     10.35     11.89
   52      1.90      2.52       3.17      3.81      4.65      5.38       6.23      7.20      8.32       9.48     11.51     13.18
   53      2.06      2.75       3.46      4.23      5.08      5.90       6.84      7.89      9.11      10.43     12.63     14.52
   54      2.23      2.99       3.78      4.64      5.57      6.47       7.52      8.66      9.96      11.44     13.85     15.80
   55      2.41      3.27       4.12      5.10      6.11      7.11       8.27      9.50     10.86      12.54     15.17     16.96
   56      2.61      3.56       4.51      5.61      6.71      7.83       9.09     10.38     11.83      13.73     16.62     19.16
   57      2.82      3.89       4.94      6.18      7.38      8.60       9.96     11.33     12.87      15.03     18.21     21.36
   58      2.96      4.13       5.44      6.74      8.10      9.20      10.59     12.05     13.66      15.94     19.22     22.43
   59      3.10      4.37       6.00      7.34      8.87      9.82      11.23     12.79     14.47      16.88     20.25     23.49
   60      3.23      4.63       6.61      7.97      9.71     10.46      11.89     13.57     15.32      17.85     21.28     24.48
   61      3.37      4.89       7.26      8.64     10.46     11.59      12.58     14.38     16.18      18.82     22.26     25.39
   62      3.50      5.14       7.97      9.36     11.59     11.83      13.29     15.21     17.05      19.77     23.18     26.21
   63      3.89      5.77       8.74     10.48     11.83     13.29      15.21     17.05     20.11      22.42     25.79     28.87
   64      4.32      6.47       9.57     11.73     13.29     15.21      17.05     20.11     22.42      25.79     28.69     32.93
   65      4.80      7.26      10.50     13.13     15.21     17.05      20.11     22.42     25.79      28.69     32.93     35.12
   66      5.32      8.14      11.51     14.69     17.05     20.11      22.42     25.79     28.69      32.93     34.69     38.78
   67      5.91      9.12      12.62     16.42     20.11     22.42      25.79     28.69     32.93      34.47     38.42     42.80
   68      6.51     10.04      13.89     18.04     22.04     24.54      28.23     31.44     34.47      37.82     42.14     46.91
   69      7.17     11.05      15.25     19.76     24.12     26.87      30.94     34.47     37.82      41.49     46.20     51.36
   70      7.89     12.14      16.72     21.64     26.41     29.44      33.92     37.82     41.49      45.48     50.57     56.13
   71      8.67     13.30      18.30     23.69     28.94     32.28      37.22     41.49     45.48      49.79     55.27     61.17
   72      9.50     14.56      20.04     25.96     31.73     35.42      40.83     45.47     49.79      54.41     60.23     66.52
   73     10.40     15.94      21.96     28.46     34.81     38.85      44.75     49.78     54.41      59.30     65.50     72.41
   74     11.38     17.47      24.07     31.23     38.19     42.58      48.99     54.41     59.30      64.49     71.30     78.85
   75     12.47     19.15      26.41     34.25     41.86     46.62      53.54     59.30     64.49      70.20     77.63     85.83
   76     13.67     21.01      28.97     37.55     45.83     50.95      58.35     64.48     70.20      76.44     84.51     93.35
   77     15.00     23.05      31.76     41.11     50.08     55.53      63.46     70.19     76.43      83.20     91.92    101.43
   78     16.46     25.27      34.77     44.92     54.58     60.38      69.07     76.43     83.20      90.50     99.87    109.92
   79     18.04     27.66      38.00     48.96     59.36     65.73      75.21     83.19     90.50      98.33    108.23    118.69
   80     19.75     30.23      41.41     53.24     64.61     71.57      81.87     90.49     98.32     106.56    116.86    127.73
   81     21.58     32.95      45.03     57.95     70.35     77.91      89.05     98.31    106.56     115.06    125.77    137.04
   82     23.52     35.83      49.02     63.10     76.58     84.74      96.75    106.55    115.06     123.83    134.94    146.63
   83     25.58     39.00      53.38     68.69     83.30     92.07     104.85    115.05    123.82     132.85    144.38    156.49
   84     27.84     42.47      58.10     74.72     90.50     99.78     113.22    123.81    132.85     142.15    154.08    166.62
   85     30.32     46.23      63.20     81.18     98.08    107.74     121.84    132.84    142.14     151.71    164.06    177.03
   86     33.00     50.28      68.66     87.97    105.90    115.94     130.73    142.13    151.70     161.53    174.31    187.71
   87     35.90     54.63      74.41     94.99    113.97    124.40     139.87    151.69    161.52     171.62    184.82    198.66
   88     39.00     59.20      80.35    102.23    122.28    133.10     149.28    161.51    171.61     181.97    195.61    209.88
   89     42.27     63.92      86.47    109.68    130.83    142.05     158.94    171.60    181.96     192.59    206.66    221.38
   90     45.64     68.79      92.77    117.36    139.63    151.25     168.87    181.95    192.58     203.47    217.98   1000.00


Issue                 Policy Year                  Attained
  Age       13         14        15       16+           Age
   46        8.35       9.56     10.89     13.17         61
   47        9.03      10.34     11.85     14.57         62
   48        9.94      11.30     12.79     16.07         63
   49       10.96      12.32     13.75     17.71         64
   50       12.06      13.40     14.77     19.50         65
   51       13.24      14.56     15.83     21.47         66
   52       14.52      15.80     16.96     23.65         67
   53       15.80      16.96     19.16     26.05         68
   54       16.96      19.16     21.62     28.69         69
   55       19.16      21.62     24.39     31.57         70
   56       21.62      24.39     27.47     34.68         71
   57       24.39      27.15     30.87     38.00         72
   58       25.64      28.58     32.76     41.60         73
   59       26.85      29.94     34.70     45.54         74
   60       27.97      31.28     36.71     49.90         75
   61       29.04      32.61     38.82     54.71         76
   62       30.06      33.93     41.03     60.03         77
   63       33.14      37.75     44.66     65.85         78
   64       36.55      42.02     48.60     72.18         79
   65       40.34      46.75     52.83     79.02         80
   66       44.51      51.97     57.68     86.36         81
   67       49.08      57.68     62.18     94.12         82
   68       53.73      62.18     67.77    102.35         83
   69       58.72      67.77     73.69    111.41         84
   70       64.00      73.69     80.22    121.31         85
   71       69.60      80.21     87.35    132.05         86
   72       75.76      87.34     95.08    143.63         87
   73       82.49      95.07    103.42    156.05         88
   74       89.79     103.41    112.36    169.12         89
   75       97.67     112.35    121.77    182.61         90
   76      106.11     121.76    131.49    196.52         91
   77      115.00     131.48    141.50    210.85         92
   78      124.17     141.49    151.82    225.60         93
   79      133.63     151.81    162.44    240.77         94
   80      143.37     162.43    173.36    256.36         95
   81      153.40     173.35    184.59    272.37         96
   82      163.72     184.57    196.12    288.80         97
   83      174.32     196.10    207.95    305.65         98
   84      185.21     207.93    220.08    322.92         99
   85      196.38     220.06    232.52    340.61        100
   86      207.84     232.50    245.25   1000.00        101
   87      219.58     245.23   1000.00   1000.00        102
   88      231.61    1000.00   1000.00   1000.00        103
   89     1000.00    1000.00   1000.00   1000.00        104
   90     1000.00    1000.00   1000.00   1000.00        105

                             75/80 ANB S&U - Female
                                     Female

Issue                                                      Policy Year
  Age         1         2          3         4         5         6          7         8         9         10        11        12
    0      0.93      0.34       0.30      0.27      0.24      0.22       0.20      0.18      0.18       0.18      0.19      0.21
    1      0.34      0.30       0.27      0.24      0.22      0.20       0.18      0.18      0.18       0.19      0.21      0.24
    2      0.28      0.27       0.24      0.22      0.20      0.18       0.18      0.18      0.19       0.21      0.24      0.27
    3      0.24      0.24       0.22      0.20      0.18      0.18       0.18      0.19      0.21       0.24      0.27      0.32
    4      0.22      0.22       0.20      0.18      0.18      0.18       0.19      0.21      0.24       0.27      0.32      0.36
    5      0.20      0.20       0.18      0.18      0.18      0.19       0.21      0.24      0.27       0.32      0.36      0.40
    6      0.19      0.18       0.18      0.18      0.19      0.21       0.24      0.27      0.32       0.36      0.40      0.44
    7      0.17      0.18       0.18      0.19      0.21      0.24       0.27      0.32      0.36       0.40      0.44      0.47
    8      0.16      0.18       0.19      0.21      0.24      0.27       0.32      0.36      0.40       0.44      0.47      0.49
    9      0.16      0.19       0.21      0.24      0.27      0.32       0.36      0.40      0.44       0.47      0.49      0.51
   10      0.16      0.21       0.24      0.27      0.32      0.36       0.40      0.44      0.47       0.49      0.51      0.52
   11      0.17      0.24       0.27      0.32      0.36      0.40       0.44      0.47      0.49       0.51      0.52      0.53
   12      0.18      0.27       0.32      0.36      0.40      0.44       0.47      0.49      0.51       0.52      0.53      0.53
   13      0.21      0.31       0.35      0.38      0.42      0.45       0.47      0.49      0.52       0.53      0.53      0.53
   14      0.25      0.33       0.37      0.40      0.43      0.45       0.47      0.48      0.53       0.53      0.53      0.53
   15      0.28      0.35       0.39      0.41      0.43      0.45       0.46      0.48      0.53       0.53      0.53      0.53
   16      0.32      0.37       0.39      0.41      0.42      0.43       0.45      0.46      0.53       0.53      0.53      0.53
   17      0.36      0.37       0.39      0.40      0.41      0.42       0.43      0.44      0.53       0.53      0.53      0.53
   18      0.36      0.37       0.39      0.40      0.41      0.42       0.43      0.44      0.51       0.52      0.53      0.54
   19      0.36      0.37       0.39      0.40      0.41      0.42       0.43      0.44      0.50       0.50      0.54      0.55
   20      0.35      0.36       0.38      0.39      0.41      0.41       0.43      0.44      0.48       0.50      0.55      0.58
   21      0.34      0.36       0.37      0.39      0.40      0.41       0.43      0.44      0.47       0.49      0.58      0.61
   22      0.32      0.34       0.36      0.38      0.40      0.41       0.43      0.45      0.46       0.50      0.61      0.65
   23      0.32      0.34       0.37      0.39      0.41      0.42       0.45      0.46      0.50       0.55      0.65      0.70
   24      0.31      0.34       0.38      0.40      0.42      0.45       0.46      0.50      0.55       0.59      0.70      0.77
   25      0.31      0.35       0.39      0.41      0.44      0.46       0.50      0.55      0.59       0.63      0.77      0.84
   26      0.30      0.35       0.39      0.43      0.46      0.50       0.55      0.59      0.63       0.69      0.84      0.93
   27      0.30      0.35       0.41      0.45      0.50      0.55       0.59      0.63      0.66       0.76      0.93      1.03
   28      0.31      0.36       0.42      0.48      0.53      0.59       0.63      0.66      0.76       0.86      1.03      1.15
   29      0.32      0.37       0.44      0.51      0.57      0.63       0.66      0.76      0.86       0.97      1.15      1.29
   30      0.33      0.39       0.47      0.54      0.62      0.66       0.76      0.86      0.97       1.08      1.29      1.45
   31      0.35      0.41       0.50      0.59      0.66      0.76       0.86      0.97      1.08       1.19      1.45      1.62
   32      0.38      0.44       0.54      0.65      0.76      0.86       0.97      1.08      1.19       1.31      1.62      1.79
   33      0.39      0.46       0.57      0.69      0.82      0.93       1.07      1.19      1.31       1.48      1.77      1.94
   34      0.41      0.49       0.60      0.74      0.88      1.02       1.18      1.31      1.48       1.64      1.92      2.10
   35      0.43      0.51       0.63      0.79      0.95      1.12       1.30      1.48      1.64       1.81      2.07      2.27
   36      0.45      0.54       0.67      0.85      1.04      1.23       1.43      1.63      1.81       2.00      2.23      2.43
   37      0.48      0.58       0.71      0.92      1.13      1.35       1.56      1.77      1.98       2.19      2.39      2.60
   38      0.51      0.64       0.80      1.04      1.26      1.49       1.70      1.92      2.14       2.35      2.56      2.78
   39      0.55      0.72       0.89      1.16      1.39      1.63       1.85      2.08      2.30       2.52      2.74      2.98
   40      0.60      0.80       1.00      1.28      1.52      1.78       2.01      2.24      2.46       2.69      2.94      3.19
   41      0.65      0.89       1.10      1.41      1.66      1.94       2.17      2.41      2.63       2.89      3.15      3.42
   42      0.70      0.98       1.20      1.54      1.80      2.10       2.33      2.58      2.83       3.10      3.38      3.69
   43      0.76      1.05       1.29      1.63      1.90      2.20       2.45      2.74      3.01       3.31      3.64      3.98
   44      0.81      1.12       1.39      1.71      2.00      2.30       2.59      2.90      3.21       3.55      3.92      4.30
   45      0.86      1.19       1.48      1.79      2.10      2.42       2.73      3.07      3.43       3.82      4.23      4.64

Issue                  Policy Year               Attained
  Age        13        14         15       16+        Age
    0      0.24      0.27       0.32      0.36         15
    1      0.27      0.32       0.36      0.40         16
    2      0.32      0.36       0.40      0.44         17
    3      0.36      0.40       0.44      0.47         18
    4      0.40      0.44       0.47      0.49         19
    5      0.44      0.47       0.49      0.51         20
    6      0.47      0.49       0.51      0.52         21
    7      0.49      0.51       0.52      0.53         22
    8      0.51      0.52       0.53      0.53         23
    9      0.52      0.53       0.53      0.53         24
   10      0.53      0.53       0.53      0.53         25
   11      0.53      0.53       0.53      0.53         26
   12      0.53      0.53       0.53      0.53         27
   13      0.53      0.53       0.53      0.53         28
   14      0.53      0.53       0.53      0.54         29
   15      0.53      0.53       0.54      0.55         30
   16      0.53      0.54       0.55      0.58         31
   17      0.54      0.55       0.58      0.61         32
   18      0.55      0.58       0.61      0.65         33
   19      0.58      0.61       0.65      0.70         34
   20      0.61      0.65       0.70      0.77         35
   21      0.65      0.70       0.77      0.84         36
   22      0.70      0.77       0.84      0.93         37
   23      0.77      0.84       0.93      1.03         38
   24      0.84      0.93       1.03      1.15         39
   25      0.93      1.03       1.15      1.29         40
   26      1.03      1.15       1.29      1.45         41
   27      1.15      1.29       1.45      1.62         42
   28      1.29      1.45       1.62      1.79         43
   29      1.45      1.62       1.79      1.96         44
   30      1.62      1.79       1.96      2.14         45
   31      1.79      1.96       2.14      2.33         46
   32      1.96      2.14       2.33      2.52         47
   33      2.12      2.33       2.52      2.72         48
   34      2.30      2.51       2.72      2.93         49
   35      2.46      2.71       2.92      3.17         50
   36      2.64      2.92       3.16      3.43         51
   37      2.82      3.15       3.42      3.71         52
   38      3.02      3.38       3.66      4.04         53
   39      3.23      3.62       3.94      4.40         54
   40      3.46      3.91       4.25      4.80         55
   41      3.72      4.23       4.58      5.23         56
   42      4.01      4.57       4.94      5.70         57
   43      4.34      4.94       5.37      6.22         58
   44      4.69      5.37       5.85      6.78         59
   45      5.07      5.83       6.36      7.37         60

                             75/80 ANB S&U - Female
                                     Female

Issue                                                      Policy Year
  Age         1         2          3         4         5         6          7         8         9         10        11        12
   46      0.91      1.26       1.58      1.86      2.22      2.53       2.88      3.28      3.67       4.11      4.55      5.01
   47      0.96      1.33       1.68      1.95      2.34      2.65       3.06      3.49      3.94       4.41      4.90      5.41
   48      1.00      1.39       1.76      2.04      2.45      2.82       3.27      3.76      4.20       4.70      5.23      5.77
   49      1.05      1.46       1.83      2.13      2.58      3.00       3.50      4.04      4.48       5.02      5.57      6.13
   50      1.10      1.53       1.91      2.24      2.72      3.20       3.74      4.35      4.78       5.34      5.92      6.50
   51      1.15      1.60       2.01      2.35      2.86      3.40       4.00      4.68      5.09       5.67      6.28      6.88
   52      1.20      1.68       2.10      2.47      3.01      3.61       4.28      5.03      5.40       6.01      6.64      7.27
   53      1.26      1.76       2.22      2.65      3.23      3.87       4.57      5.34      5.77       6.41      7.05      7.75
   54      1.32      1.85       2.35      2.84      3.47      4.15       4.87      5.65      6.15       6.81      7.49      8.26
   55      1.38      1.93       2.48      3.05      3.72      4.43       5.18      5.97      6.55       7.25      7.96      8.81
   56      1.45      2.02       2.62      3.27      3.97      4.72       5.50      6.29      6.97       7.71      8.46      9.40
   57      1.51      2.11       2.76      3.49      4.24      5.02       5.82      6.62      7.42       8.21      9.00     10.04
   58      1.63      2.29       2.99      3.76      4.54      5.34       6.18      7.03      7.88       8.71      9.76     10.86
   59      1.75      2.48       3.24      4.04      4.85      5.69       6.57      7.46      8.36       9.25     10.60     11.79
   60      1.88      2.68       3.50      4.34      5.18      6.06       6.98      7.93      8.89       9.83     11.55     12.85
   61      2.01      2.90       3.77      4.66      5.54      6.45       7.42      8.43      9.45      10.47     12.64     14.08
   62      2.15      3.12       4.07      5.01      5.93      6.88       7.90      8.97     10.07      11.19     13.90     15.50
   63      2.27      3.27       4.26      5.24      6.21      7.22       8.30      9.49     10.75      12.11     15.04     16.80
   64      2.40      3.43       4.46      5.48      6.50      7.57       8.75     10.07     11.53      13.17     16.34     18.28
   65      2.53      3.59       4.66      5.73      6.80      7.95       9.24     10.72     12.43      14.38     17.83     19.94
   66      2.67      3.76       4.88      5.99      7.12      8.37       9.80     11.47     13.45      15.78     19.51     21.81
   67      2.82      3.94       5.10      6.27      7.48      8.85      10.43     12.32     14.61      17.37     21.40     23.87
   68      3.06      4.28       5.56      6.87      8.23      9.79      11.60     13.76     16.38      19.53     23.87     26.64
   69      3.33      4.67       6.09      7.56      9.11     10.89      12.95     15.42     18.41      21.99     26.64     29.96
   70      3.63      5.11       6.70      8.36     10.13     12.16      14.52     17.34     20.73      24.77     29.96     33.61
   71      3.97      5.62       7.41      9.30     11.31     13.63      16.32     19.53     23.35      27.86     33.61     37.59
   72      4.37      6.22       8.24     10.38     12.68     15.32      18.38     21.99     26.25      31.25     37.60     41.91
   73      4.84      6.92       9.20     11.64     14.26     17.26      20.70     24.73     29.45      34.95     41.91     46.56
   74      5.38      7.73      10.32     13.08     16.06     19.43      23.28     27.75     32.94      38.97     46.56     51.54
   75      6.01      8.66      11.60     14.73     18.08     21.86      26.12     31.04     36.73      43.29     51.55     56.86
   76      6.74      9.73      13.06     16.59     20.33     24.52      29.21     34.60     40.80      47.92     56.86     62.51
   77      7.57     10.96      14.71     18.66     22.81     27.43      32.57     38.44     45.17      52.87     62.51     68.49
   78      8.53     12.35      16.54     20.93     25.52     30.57      36.18     42.55     49.83      58.12     68.49     74.81
   79      9.60     13.88      18.56     23.41     28.45     33.97      40.05     46.94     54.78      63.68     74.81     81.45
   80     10.80     15.58      20.76     26.10     31.60     37.60      44.19     51.61     60.02      69.55     81.46     88.44
   81     12.12     17.42      23.14     29.00     34.98     41.48      48.58     56.54     65.55      75.73     88.44     95.75
   82     13.55     19.42      25.71     32.10     38.59     45.60      53.22     61.76     71.38      82.23     95.75    103.40
   83     15.11     21.58      28.46     35.41     42.43     49.97      58.13     67.25     77.50      89.03    103.40    111.38
   84     16.79     23.89      31.40     38.93     46.49     54.57      63.30     73.01     83.91      96.14    111.38    119.69
   85     18.58     26.35      34.52     42.66     50.77     59.42      68.72     79.05     90.61     103.56    119.69    128.34
   86     20.50     28.97      37.82     46.59     55.29     64.51      74.41     85.36     97.60     111.28    128.34    137.32
   87     22.54     31.74      41.31     50.73     60.02     69.85      80.35     91.95    104.89     119.32    137.32    146.63
   88     24.69     34.67      44.98     55.08     64.99     75.43      86.55     98.81    112.46     127.67    146.63    156.27
   89     26.97     37.75      48.83     59.63     70.18     81.25      93.01    105.95    120.33     136.33    156.28    166.25
   90     29.37     40.99      52.87     64.40     75.59     87.32      99.73    113.36    128.49     145.30    166.26   1000.00

Issue                  Policy Year               Attained
  Age        13        14         15       16+        Age
   46        5.49       6.32      6.89      8.00       61
   47        5.94       6.84      7.46      8.67       62
   48        6.31       7.25      7.88      9.38       63
   49        6.70       7.67      8.30     10.15       64
   50        7.09       8.09      8.75     10.99       65
   51        7.49       8.53      9.21     11.91       66
   52        7.91       9.00      9.70     12.92       67
   53        8.47       9.68     10.50     14.03       68
   54        9.07      10.43     11.37     15.25       69
   55        9.72      11.24     12.33     16.63       70
   56       10.43      12.13     13.41     18.21       71
   57       11.20      13.13     14.65     20.04       72
   58       12.11      14.18     15.84     22.17       73
   59       13.14      15.40     17.21     24.65       74
   60       14.33      16.80     18.78     27.53       75
   61       15.70      18.42     20.59     30.86       76
   62       17.30      20.28     22.64     34.69       77
   63       18.79      22.08     24.73     39.07       78
   64       20.47      24.09     27.05     44.00       79
   65       22.34      26.30     29.55     49.48       80
   66       24.41      28.69     32.20     55.51       81
   67       26.64      31.21     34.98     62.09       82
   68       29.96      34.98     39.13     69.22       83
   69       33.61      39.13     43.62     76.90       84
   70       37.59      43.62     48.46     85.13       85
   71       41.91      48.46     53.65     93.91       86
   72       46.56      53.65     59.18    103.24       87
   73       51.54      59.18     65.06    113.12       88
   74       56.85      65.06     71.28    123.55       89
   75       62.50      71.28     77.86    134.53       90
   76       68.48      77.86     84.78    146.06       91
   77       74.80      84.78     92.04    158.14       92
   78       81.45      92.04     99.65    170.77       93
   79       88.43      99.65    107.61    183.95       94
   80       95.74     107.61    115.92    197.68       95
   81      103.39     115.92    124.57    211.96       96
   82      111.37     124.57    133.57    226.79       97
   83      119.68     133.57    142.92    242.17       98
   84      128.32     142.92    152.61    258.10       99
   85      137.30     152.61    162.65    274.58      100
   86      146.61     162.65    173.03   1000.00      101
   87      156.26     173.03   1000.00   1000.00      102
   88      166.23    1000.00   1000.00   1000.00      103
   89     1000.00    1000.00   1000.00   1000.00      104
   90     1000.00    1000.00   1000.00   1000.00      105

                             REPORTING REQUIREMENTS

                                 EXHIBIT E - 1

        Ceding Company: The Guardian Insurance and Annuity Company, Inc.
           Reinsurer: The Guardian Life Insurance Company of America

                          Policy Detail Monthly Report

                               ____________, 19__

For each coverage show:

1.   Policy Number
2.   Full Name of Insured
3.   Sex
4.   Date of Birth
5.   Policy Face Amount
6.   Retention Amount
7.   Reinsurance Ceded Amount
8.   Reinsurance Risk Amount
9.   Plan and/or Plan Code
10.  Policy Date
11.  Transaction Effective Date
12.  Transaction Code
13.  Automatic/Facultative Indicator
14.  Rating
15.  Smoker/Non Smoker Indicator
16.  First Year/Renewal Indicator
17.  Current Premiums
     (a) Life, including substandard table rating
     (b) Substandard Flat Extras
     (c) Waiver of Premium
18.  Total Premium Due

Please provide separate reports for new business, first year renewals, regular renewals, reinstatements, deaths, recaptures, other terminations and changes. First year and renewal accounts should be shown separately.

                                 EXHIBIT E - 2

        Ceding Company: The Guardian Insurance and Annuity Company, Inc.
           Reinsurer: The Guardian Life Insurance Company of America

                             Summary Premium Report

                             For ____________, 19__

Total First Year Life Premiums                                      ____________

Total First Year Disability Premiums                                ____________

      Total First Year Premiums Due                                 ____________



Total Renewal Life Premiums                                         ____________

Total Renewal Disability Premiums                                   ____________

      Total Renewal Premiums Due                                    ____________

                                                    Grand Total     ____________

                                 EXHIBIT E - 3

        Ceding Company: The Guardian Insurance and Annuity Company, Inc.
           Reinsurer: The Guardian Life Insurance Company of America

                     Policy Exhibit for ____________, 19__

---------------------------------Current Period---------------------------------

                                           Number                Amount
                                        of Policies          of Reinsurance
                                        -----------          --------------
In-force Beg. of Period
Paid For
Revivals
Other Increases
      Total Increases

Deaths
Recaptures
Expiries
Lapses
Other Decreases
      Total Decreases

In-Force End of Period

----------------------------------Year-to-Date----------------------------------

                                           Number                Amount
                                        of Policies          of Reinsurance
                                        -----------          --------------

In-force Beg. of Year
Paid For
Revivals
Other Increases
      Total Increases

Deaths
Recaptures
Expiries
Lapses
Other Decreases
      Total Decreases

In-Force End of Year

                                 EXHIBIT E - 4

        Ceding Company: The Guardian Insurance and Annuity Company, Inc.
           Reinsurer: The Guardian Life Insurance Company of America

          Reserve Credit Taken for Quarter ending ______________, 19__

I. Statutory Reserves

Coverage              Reserve Basis      Reinsurance Amount      Reserve
Life                  _______________    ____________________    _______________
                      _______________    ____________________    _______________
                      _______________    ____________________    _______________
Life Subtotal                            ____________________    _______________

Substandard Extra     _______________    ____________________    _______________
(Show table & flat    _______________    ____________________    _______________
extra separately)     _______________    ____________________    _______________
Substd Subtotal                          ____________________    _______________

Waiver of Premium     _______________    ____________________    _______________
                      _______________    ____________________    _______________
W/P Subtotal                             ____________________    _______________

Miscellaneous                                                    _______________
(by type: Pre                                                    _______________
and Post Term                                                    _______________
Conversion, etc.)                                                _______________

Grand Total                                                      _______________

II. Tax Reserves

Coverage              Reserve Basis      Reinsurance Amount      Reserve
Life                  _______________    ____________________    _______________
                      _______________    ____________________    _______________
                      _______________    ____________________    _______________
Life Subtotal                            ____________________    _______________

Substandard Extra     _______________    ____________________    _______________
(mortality table      _______________    ____________________    _______________
extras only)          _______________    ____________________    _______________
Substd Subtotal                                                  _______________

                                 GIAC/GUARDIAN

Treaty 3002 (Park Avenue Life/Park Avenue Variable Universal Life) Risk Premium Reinsurance Treaty - effective 9/1/95

Revision 1 - Modifies premium schedule for Form 97 and later business effective
             3/1/97.

Revision 2 - Adds Park Avenue Variable Universal Life to the plans covered effective 1/1/98.

                Reinsurance Treaty 3002 dated September 1, 1995

                                    between

                 The Guardian Insurance & Annuity Company, Inc.
                              Wilmington, Delaware

                                      and

                 The Guardian Life Insurance Company of America
                               New York, New York

Revision 1

Revision 1 modifies the Exhibit D Premium Rates Schedule for Form 97 and later business effective March 1, 1997.

All provisions not amended remain unchanged.

In witness whereof, both parties have executed this Amendment in duplicate as follows:


                 The Guardian Life Insurance Company of America

By:    /s/ Tom Baker                        By:    /s/ [ILLEGIBLE]
Title: Vice President & Life Actuary        Title: Senior Vice President,
                                                   Individual Marketing & Group
                                                   Pensions

Date:  August 14, 1998


                 The Guardian Insurance & Annuity Company, Inc.

By:    /s/ Charles G. Fisher                By:    /s/ John M. Smith
Title: Vice President & Actuary             Title: Executive Vice President

Date:  August 12, 1998

                Reinsurance Treaty 3002 dated September 1, 1995

                                    between

                 The Guardian Insurance & Annuity Company, Inc.
                              Wilmington, Delaware

                                      and

                 The Guardian Life Insurance Company of America
                               New York, New York

Revision 2

Revision 2 adds Park Avenue Variable Universal Life to Exhibit A effective January 1, 1998.

The Waiver of Monthly Deduction and Waiver of Specified Amount riders will not be reinsured under the Variable Universal Life plan.

All provisions not amended remain unchanged.

In witness whereof, both parties have executed this Amendment in duplicate as follows:


                 The Guardian Life Insurance Company of America

By:    /s/ Tom Baker                        By:    /s/ [ILLEGIBLE]
Title: Vice President & Life Actuary        Title: Senior Vice President,
                                                   Individual Marketing & Group
                                                   Pensions

Date:  August 14, 1998


                 The Guardian Insurance & Annuity Company, Inc.

By:    /s/ Charles G. Fisher                By:    /s/ John M. Smith
Title: Vice President & Actuary             Title: Executive Vice President

Date:  August 12, 1998

                                   EXHIBIT A

                       PLANS COVERED UNDER THIS AGREEMENT

Plan Name                        Description
---------                        -----------

Park Avenue Life                 Variable Life and associated
                                 Yearly Renewable Term and
                                 Waiver of Premium riders

                                   EXHIBIT D

                                 PREMIUM RATES

Use the premium rates in the attached RPR schedule multiplied by the monthly rate factor of 8.4% and further multiplied by the factors indicated below:

       CLASS                     FULL RETENTION          LIMITED RETENTION
       -----                     --------------          -----------------

Preferred Non Smoker                   76%                      90%
Preferred Smoker                       81%                      90%
Standard Non Smoker                    90%                     105%
Standard Smoker                        95%                     105%

The substandard table extra premiums shall be the number of tables assessed the risk times the substandard extra rates multiplied by the monthly factor and the factors noted above.